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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 28, 2003
                                                          --------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                       1-4174                  73-0569878
      --------                   ---------------         -------------------
    (State or other                (Commission            (I.R.S. Employer
    jurisdiction of                File Number)          Identification No.)
    incorporation)



       One Williams Center, Tulsa, Oklahoma                    74172
     ----------------------------------------                 -------
     (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 9. Regulation FD Disclosure.

         The Williams Companies, Inc. ("Williams") wishes to disclose for Regulation FD purposes its press release dated May 28, 2003, furnished herewith as Exhibit 99.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE WILLIAMS COMPANIES, INC.


Date: May 29, 2003                                  /s/ Brian K. Shore
                                             ----------------------------------
                                             Name:  Brian K. Shore
                                             Title: Corporate Secretary


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
------          -----------
 99             Copy of Williams' press release dated May 28, 2003.